                                                                    Exhibit 99.1

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                                SIPEX CORPORATION

                                 as the Company

                                       and

                            ALONIM INVESTMENTS INC.,

                                as the Purchaser

                          SECURITIES PURCHASE AGREEMENT

                            Dated as of May 27, 2003

================================================================================

                                TABLE OF CONTENTS

                                                                                                       PAGE
                                                                                                       ----
SECTION 1. Purchase and Sale of Note.................................................................    1

SECTION 2. Purchaser's Representations and Warranties................................................    2

SECTION 3. Representations, Warranties and Covenants of the Company..................................    5

SECTION 4. Covenants.................................................................................   12

SECTION 5. Conditions to the Company's Obligation to Close...........................................   17

SECTION 6. Conditions to Purchaser's Obligation to Purchase..........................................   17

SECTION 7. Miscellaneous.............................................................................   19

                                    SCHEDULE

Schedule A..........................  Wire Instructions

                                    EXHIBITS

Exhibit A...........................  Form of Note
Exhibit B...........................  Form of Registration and Standstill Agreement
Exhibit C...........................  Form of Voting Agreement
Exhibit D...........................  Form of Deed of Trust
Exhibit E...........................  Form of Security Agreement
Exhibit F...........................  Proforma Policy
Exhibit G...........................  Form of Certificate of the Clerk

                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of May 27, 2003, by and between Sipex Corporation, a Massachusetts corporation (the "Company"), and Alonim Investments Inc. (the "Purchaser"), a Canadian corporation.

         THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions and understandings:

         A. In accordance with the terms and conditions of this Agreement, the Company has agreed to issue and sell, and the Purchaser has agreed to purchase the Company's 1.5% Convertible Secured Note due June 30, 2007 in an aggregate amount of U.S. $10,560,000 (the "Principal Amount") (such note, in the form attached hereto as Exhibit A, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the "Note") that shall be convertible into shares of the common stock, $0.01 par value per share (the "Common Stock"), of the Company on the terms set forth in the Note. The shares of Common Stock issuable upon conversion of the Note are referred to herein collectively as the "Conversion Shares." The Note and the Conversion Shares are referred to herein as the "Securities."

         B. The Company has agreed to provide the Purchaser with the benefit of certain registration rights with respect to the Conversion Shares and other securities held by Purchaser under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") and applicable state securities laws, and the Purchaser has agreed to certain restrictions regarding the purchase and sale of the Company's securities, in each case on the terms and subject to the conditions set forth in the Registration and Standstill Agreement in the Form attached hereto as Exhibit B. The Purchaser has also agreed to certain restrictions regarding the voting of shares of the Company's Common Stock as set forth in the Voting Agreement in the form attached hereto as Exhibit C. This Agreement, the Note, the Registration and Standstill Agreement, the Voting Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (the "Transaction") are referred to herein collectively as the "Transaction Documents."

         NOW THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

         SECTION 1. PURCHASE AND SALE OF NOTE.

         (a)      Closing of Note.

                  (1) Upon the satisfaction (or written waiver) of the conditions set forth in Sections 5 and 6 of this Agreement, the Company shall issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, the Note (the "Closing"). The price to be paid by the Purchaser for the Note shall be $10,560,000 USD.

                  (2) The date and time of the Closing (the "Closing Date") shall be 12:00 p.m., California time, on May 27th, 2003 (or such other date as the parties may specify), subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 of this Agreement. The Closing shall occur on the Closing Date at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304 or at such other places as the parties may agree.

         (b) Form of Payment. On the Closing Date, (i) Purchaser shall pay the Company for the Note to be issued and sold to such Purchaser on such Closing Date, by wire transfer of immediately available funds in accordance with the Company's written wire instructions attached hereto on Schedule A, and (ii) the Company shall deliver to Purchaser a properly authenticated Note representing the principal amount of the Note, duly executed on behalf of the Company and registered in the name of the Purchaser, that the Purchaser is purchasing from the Company pursuant to this Agreement.

         SECTION 2. PURCHASER'S REPRESENTATIONS AND WARRANTIES. Purchaser represents and warrants to the Company that as of the date hereof and the Closing Date:

         (a) Investment Purpose. Purchaser is acquiring the Note and upon conversion of the Note owned by it, will acquire the Conversion Shares then issuable upon conversion thereof, for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales or distributions registered or exempted under the Securities Act.

         (b) Accredited Investor Status. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act as of the date of this Agreement.

         (c) Reliance on Exemptions. Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein and in the Note in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities.

         (d) Information. Purchaser believes it (i) has been furnished with or believes it has had full access to all of the information that it considers necessary or appropriate for deciding whether to purchase the Securities, (ii) has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities, (iii) can bear the economic risk of a total loss of its investment in the Securities and
(iv) has such knowledge and experience in business and financial matters so as to enable it to understand the risks of and form an investment decision with respect to its investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by Purchaser or its advisors, if any, or its representatives shall limit, modify, amend or affect the Company's representations and warranties contained in this Agreement and the Purchaser's right to rely thereon.

         (e) No Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

         (f) Transfer or Resale. Purchaser understands that, except as provided in Section 5 herein, none of the Securities have been or will be registered under the Securities Act or any state securities laws, and the Securities may not be offered for sale, sold, assigned or transferred without registration under the Securities Act or an exemption therefrom and that, in the absence of an effective registration statement under the Securities Act, such Securities may only be sold under certain circumstances as set forth in the Securities Act, it being understood that nothing in this Agreement shall restrict any transfer of Securities to (a) the Company or (b) an affiliate of the holder of such Securities (provided that in the case of (b) above the transferor furnishes the Company with such certifications, legal opinions or other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act).

         (g)      Legends.

                  (1) Purchaser understands that, until the later of (i) the end of the holding period under Rule 144(k) of the Securities Act (or any successor provision) and (ii) such time as Purchaser ceases to be an "affiliate" of the Company as such term is defined in Rule 144 of the Securities Act, the Note (and all securities issued in exchange therefor or in substitution thereof, other than Conversion Shares, which shall bear the legend set forth in Section 2(g)(2) of this Agreement, if applicable) shall bear a legend in substantially the following form:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

         The legend set forth above shall be removed and the Company shall issue a new Note of like tenor and aggregate principal amount and which shall not bear the restrictive legends required by this Section 2(g)(1), (i) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of the Note may be made without registration under the Securities Act, or (ii) upon expiration of the two-year holding period under Rule 144(k) of the Securities Act (or any successor rule). The Company shall not require such opinion of counsel for the sale of Securities in accordance with Rule 144 of the Securities Act in the event that the Seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144.

                  (2)      Such Purchaser understands that, until the later of
(i) the end of the holding period under Rule 144(k) of the Securities Act (or any successor provision) with respect to the Conversion Shares issued upon any conversion of the Note, and (ii) such time as Purchaser ceases to be an "affiliate" of the Company as such term is defined in Rule 144 of the Securities Act, any stock certificate representing Conversion Shares issued upon such conversion of the Note shall bear a legend in substantially the following form unless the Note submitted for conversion, does not bear the legend specified in
Section 2(g)(1):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

         The legend set forth above shall be removed and the Company shall issue the Conversion Shares without such legend to the holder of the Conversion Shares upon which it is stamped, (i) if such Conversion Shares have been resold or transferred pursuant to the registration statement contemplated by Section 5 herein and the registration statement was effective at the time of such transfer, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of the Conversion Shares may be made without registration under the Securities Act, or (iii) upon the later of (a) expiration of the two-year period under Rule 144(k) of the Securities Act (or any successor rule) and (b) such time as Purchaser ceases to be an "affiliate" of the Company as such term is defined in Rule 144 of the Securities Act. The Company shall not require such opinion of counsel for the sale of Conversion Shares in accordance with Rule 144 of the Securities Act, provided that the Seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144.

                  (3) Purchaser understands that, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), (i) each reference in Sections 2(g)(1) and 2(g)(2) of this Agreement to "two (2) years", the "two-year period" or "two-year holding period" shall be deemed for all purposes of this Agreement to be references to such changed period, and (ii) all corresponding references in the Note shall be deemed for all purposes to be references to the changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws.

         (h) Authorization; Enforcement; Validity. The Transaction Documents have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their terms, subject as to enforceability to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as the indemnification agreements of Purchaser may be legally unenforceable.

         (i) Residency. Purchaser is a resident of that country or state specified in its address on the signature page hereto and executed by it.

         (j) Additional Acknowledgement. Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement and the Note and that it has independently determined to enter into the transactions contemplated hereby and thereby.

         With the exception of Section 2(h), the Purchaser's representations and warranties made in this Section 2 are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Note pursuant to this Agreement complies with applicable United States federal and state securities laws and not for any other purpose. Accordingly, other than Section 2(h), the Company should not rely on such representations and warranties for any other purpose.

         SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Purchaser that as of the date hereof subject to such exceptions as set forth in the letter from the Company to Purchaser dated as of the date hereof (the "Disclosure Letter"):

         (a) Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its subsidiaries listed on Exhibit 21.1 to its Annual Report on Form 10-K for the year ended December 31, 2002 (the "Subsidiaries") has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, including all exhibits, supplements and amendments thereto, and the Company's Quarterly Report on Form 10-Q for the quarter ended March 29, 2003, including all exhibits, supplements and amendments thereto (the "SEC Filings"), and is registered or qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect, and to the Company's knowledge, no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. As used in this Agreement, "Material Adverse Effect" means any material adverse effect upon (i) the business, financial condition, results of operations, assets, properties or operations of the Company and its Subsidiaries, considered as one enterprise, or (ii) the Company's ability to perform its obligations under this Agreement. No subsidiary of the Company is a "significant subsidiary" of the Company as such term is defined in Rule 1-02(w) of Regulation S-X.

         (b)      Due Authorization and Valid Issuance. Except as set forth in
Section 3(b) of the Disclosure Letter, the Company has all requisite power and authority to execute, deliver and perform its obligations under the Transaction Documents, and the Transaction Documents and the transactions contemplated thereby have been duly authorized by the Company and its Board of Directors and no further consent or authorization by the Company, or its shareholders is required. Each of the Transaction Documents has been validly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Note being purchased by the Purchaser hereunder will, upon issuance pursuant to the terms hereof, be duly authorized, validly issued, fully paid and nonassessable, and shall be free from all liens, claims and encumbrances, except encumbrances or restrictions arising under U.S. federal or state securities laws, with respect to the issuance thereof, and the Purchaser shall be entitled to all the rights set forth therein.

         (c) Non-Contravention. The execution, delivery and performance of the Transaction Documents, including without limitation the issuance and sale of the Note to be sold by the Company under the Transaction Documents, the fulfillment of the terms of the Transaction Documents and the consummation of the transactions contemplated thereby, will not constitute a violation of, or default (with the passage of time or otherwise) under (i) any bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound when such violation, conflict or default, individually, or in the aggregate, would have a Material Adverse Effect, (ii) the articles of organization, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties when such violation, conflict or default would have a Material Adverse Effect. In addition, the execution, delivery and performance of the Transaction Documents, including without limitation the issuance and sale of the Note to be sold by the Company under the Transaction Documents, the fulfillment of the terms of the Transaction Documents and the consummation of the transactions contemplated thereby, will not result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or any Subsidiary (other than (i) the lien of the Deed of Trust on the property to be subject to the Deed of Trust, (ii) the Security Agreement on the property to be subject to the Security Agreement) or (iii) an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Company or any Subsidiary is subject where such lien or other restriction would have a Material Adverse Effect. Except for such filings and clearances, if any, as may be required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), no consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution, delivery and performance of the Transaction Documents, including without limitation the valid issuance and sale of the Securities to be sold pursuant to the Transaction Documents, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws. Assuming the accuracy of the representations made by Purchaser in Section 2, the issuance by the Company of the Note is exempt from registration under the Securities Act and the issuance of the Conversion Shares upon conversion the Note, will be exempt from registration under the Securities Act under applicable rules and regulations as currently in effect.

         (d) Capitalization. The Company's authorized capital stock as of March 20, 2003 consisted of (i) 40,000,000 shares of Common Stock, $0.01 par value per share, of which 28,030,659 shares are issued and outstanding, 4,927,814 are reserved for issuance under the Company's 1994 Stock Option and Incentive Plan, 1996 Stock Option and Incentive Plan, 1996 Non-Employee Director Stock Option Plan, 1997 Incentive Stock Option Plan, Sipex Corporation 1999 Stock Plan, 2000 Non-Qualified Stock Option Plan, 2002 Nonstatutory Stock Option Plan, and 1996 Employee Stock Purchase Plan (such plans collectively, "Employee Benefit Plans"), 3,701,000 shares are reserved for issuance pursuant to options outside the Employee Benefit Plans, 1,600,000 shares are reserved for issuance upon conversion of the S&F Note (as defined below) and 900,000 shares are reserved for issuance upon exercise of a warrant originally issued to S&F Financial Holdings Inc. and (ii) 1,000,000 shares of Preferred Stock, $0.01 par value per share, of which no shares are issued and outstanding. The Company has not issued any capital stock since that date other than pursuant to (i) the Employee Benefit Plans, or (ii) upon exercise of outstanding warrants or options disclosed in the SEC Filings. The Company has no stock option or stock purchase plans or other equity incentive plans of any kind other than the Employee Benefit Plans. The Conversion Shares to be issued by the Company pursuant to the Transaction Documents have been duly authorized, and when issued in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and will be free from all taxes, liens and charges with respect to the issuance thereof, with the holder thereof entitled to all rights accorded to holders of Common Stock of the Company, generally. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth herein or in the SEC Filings, there are no (i) outstanding rights (including, without limitation, preemptive rights with respect to issuances by the Company of any securities, including without limitation the Securities, of the Company), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, (ii) contracts, commitments, agreements, understandings or arrangements of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, or of any such convertible or exchangeable securities or any such rights, warrants or options, (iii) outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or any Subsidiary, (iv) securities or other instruments containing anti-dilution or similar provisions that will be triggered by the issuance of any of the Securities under this Agreement, or (v) stock appreciation rights or "phantom stock" plans or agreements or any similar plan or arrangement. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right (other than, in each case, pursuant to that certain Securities Purchase Agreement dated September 22, 2002, by and between the Company and S&F Financial Holdings Inc., or except as set forth herein) or other similar right exists with respect to any of the Securities or the issuance and sale thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the SEC Filings. The Company has no outstanding indebtedness for borrowed money and no agreement regarding borrowings, other than pursuant to that certain $12,000,000 Convertible Secured Note due 2007, originally issued to S&F Financial Holdings Inc. as of September 27, 2002 (the "S&F Note"). Except as disclosed in the SEC Filings, there are no shareholder rights plans, stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

         (e) Legal Proceedings. There is no material action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business, property, Common Stock, officers or directors (in their capacities as such) of the Company or any Subsidiary is subject that is not disclosed in the SEC Filings, except where the same would not result, either individually or in the aggregate, in a Material Adverse Effect.

         (f) No Violations. Neither the Company nor any Subsidiary (i) is in violation of its charter, bylaws, or other organizational document, (ii) is in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or (iii) is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound, which would be reasonably likely to have a Material Adverse Effect.

         (g) Governmental Permits, Etc. Each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the SEC Filings except where the failure to currently possess any such franchise, license, certificate or other authorization would not have a Material Adverse Effect.

         (h) Intellectual Property. Except as specifically disclosed in the SEC Filings, (i) each of the Company and its Subsidiaries owns or possesses sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, mask works, trade secrets, trade names, know-how, moral rights, confidential and proprietary information, compositions of matter, formulas, designs and proprietary rights (collectively, "Intellectual Property") described or referred to in the SEC Filings as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as described in the SEC Filings, except where the failure to currently own or possess would not have a Material Adverse Effect, and (ii) to the Company's knowledge, neither the Company nor any of its Subsidiaries is infringing, or has received any notice of or has any knowledge of any asserted infringement by the Company or any of its Subsidiaries of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect. To the Company's knowledge, there is no claim, action or proceeding being overtly threatened against, but which has not been made or brought against, the Company or any of its Subsidiaries regarding its Intellectual Property or infringement of other intellectual property rights which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. To the Company's knowledge, no third party has any ownership right, title, interest, claim in or lien on any of the Intellectual Property and the Company has taken, and in the future the Company will use its reasonable effort to take, all steps reasonably necessary to preserve its legal rights in, and the secrecy of, all the Intellectual Property. To the Company's knowledge, there is no material unauthorized use, infringement or misappropriation of any Intellectual Property of the Company or any of the Subsidiaries by any third party.

         (i)      Environmental Matters.

                  (1) Except as would not reasonably be likely to result in a material liability to the Company, no underground storage tanks and no amount of any substance that has been designated by any governmental agency or by applicable federal, state or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including without limitation, PCBs, asbestos, petroleum, urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended to date, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended to date, and the regulations promulgated pursuant to said laws, but excluding routine quantities of office and janitorial supplies (a "Hazardous Material"), are present as a result of the actions of the Company, or, to the Company's knowledge, as a result of the actions of a third party, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that the Company or any of its subsidiaries currently owns, operates, occupies or leases, or to the Company's knowledge, were present on any other real property at the time it ceased to be owned, operated, occupied or leased by the Company as a result of the actions of the Company, or to the Company's knowledge as a result of the actions of a third party.

                  (2) Except as would not reasonably be likely to result in a material liability to the Company (in any individual case or in the aggregate), neither the Company nor any Subsidiary has transported, stored, used, manufactured, disposed of or arranged for the disposal of, released or exposed its employees or others to Hazardous Materials in violation of any federal, state or local law, rule, regulation, treaty or statute in effect before the Closing Date related to protection of human health, safety, and the environment, including natural resources (collectively, "Environmental Laws").

                  (3) Except as would not reasonably be likely to result in a material liability to the Company, the Company and the Subsidiaries currently hold and are in compliance with all approvals, permits, licenses, clearances and consents required under Environmental Laws for the conduct of the Company's and the Subsidiaries' businesses as currently being conducted.

                  (4) No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending, or to the Company's knowledge, threatened, alleging that the Company or any of the Subsidiaries are in violation of or liable under any Environmental Law.

         (j) No General Solicitation; No Integration. Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of any of the Securities. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be integrated with the Conversion Shares and/or the Note sold pursuant to this Agreement.

         (k) Interested Party Transactions. Except as set forth in Section 3(k) of the Disclosure Letter, to the knowledge of the Company, except as set forth in the SEC Filings, no officer or director of the Company or the Subsidiaries or any "affiliate" or "associate" (as those terms are defined in Rule 405 promulgated under the 1933 Act) of any such person has had, either directly or indirectly, a material interest in: (i) any person or entity which purchases from or sells, licenses or furnishes to the Company any goods, property, technology, intellectual or other property rights or services; or (ii) any contract or agreement to which the Company is a party or by which it may be bound or affected.

         (l) Financial Statements. The financial statements of the Company and the related notes contained in the SEC Filings (all such financial statements, the "Financial Statements") present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such Financial Statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as disclosed in the SEC Filings. The other financial information contained in the SEC Filings has been prepared on a basis consistent with the financial statements of the Company. Consistent with the Company's disclosure in its SEC filings, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain assets accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (m) No Material Adverse Change. Since March 29, 2003, the Company has not experienced or suffered events or conditions which have, in the aggregate, caused a Material Adverse Effect.

         (n) Disclosure. The information contained in the SEC Filings, excluding exhibits thereto, including without limitation all information incorporated therein by reference, as of the date hereof and as of the Closing Date, did not and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (o) NASDAQ Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the "Nasdaq National Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Securities and Exchange Commission (the "SEC") or the NASD is contemplating terminating such registration or listing.

         (p) Reporting Status. The Company has filed in a timely manner (or pursuant to applicable extension periods) all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement (the "SEC Documents"). The SEC Documents, as amended, and all other materials filed with the SEC during such period complied in all material respects with the SEC's requirements as of their respective filing dates or amendment dates, and the information contained therein did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. As of the date hereof, the Company meets the requirements for use of Form S-3 for registration of the resale of the Conversion Shares. The Company is not required to file and will not be required to file any agreement, note lease, mortgage, deed or other instrument entered into prior to the date hereof and to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound which has not been previously filed as an exhibit to its reports filed with the SEC under the Exchange Act.

         (q) Listing. The Company shall, upon any conversion of the Note, comply with all requirements of the NASD with respect to the issuance of the Conversion Shares to be issued in connection with such conversion and the listing thereof on the Nasdaq National Market.

         (r) No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the transactions contemplated hereby or the sale or resale of the Conversion Shares.

         (s) Company not an "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and immediately after receipt of payment for the Shares will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

         (t) Brokers or Finders. The Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         (u) Deed of Trust. Except for the recording of a Notice of Intent to Preserve Security Interest pursuant to California Civil Code Sections 880.310-880.370, after the Deed of Trust (as defined in Section 6(a) hereof) has been recorded in the Official Records of Santa Clara County, California, it will not be necessary to re-record, re-register or re-file the Deed of Trust in order to maintain the priority of the liens and security interests created thereby. There will be no mortgage taxes or filing fees payable upon the recording and filing of such documents except (i) normal recording and filing fees payable to the County Recorder of Santa Clara County, California in connection therewith,
(ii) transfer taxes assessed in connection with any transfer of the Property (as defined in the Deed of Trust) or interest therein, and (iii) any fee or charge payable to any entity whose services may have been used to assist in such recordation and filing.

         (v) Canadian Representations. The Company further represents and warrants to the Purchaser that, as at the date of issuance of the Note, the Company is not a "reporting issuer" (or the equivalent) in any Canadian provincial or territorial jurisdiction.

         (w) Employee Benefits Plans. The Company does not currently have a guaranteed pension plan under Sections 302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or a multiemployer plan, under Sections 4041A, 4202, 4219, 4242, or 4245 of ERISA.

         SECTION 4. COVENANTS.

         (a) Reasonable Efforts. The parties shall use all reasonable efforts to timely satisfy each of the conditions described in Sections 5 and 6 of this Agreement.

         (b) Consents. The Company will use all reasonable efforts to obtain all consents, approvals, authorizations or other orders of, or registration, qualification or filing with, any regulatory body, administrative agency or other governmental body in the United States or any other person that is required for the execution, delivery and performance of the Transaction Documents, including without limitation the valid issuance and sale of the Securities to be sold pursuant to the

Transaction Documents. The Purchase will cooperate in good faith in assisting the Purchaser to fulfill this covenant.

         (c) Form D; Blue Sky Laws. The Company shall file a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to the Purchaser promptly after such filing. The Company shall take such action at its own cost and expense, as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser.

         (d) Reservation of Shares. Subject to subsection (e) below, the Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance, no less than 100% of the number of shares of Common Stock needed to provide for the issuance of the Conversion Shares.

         (e) Increase of Authorized Capital. Notwithstanding subsection (d) above, the Company covenants to use its best efforts to obtain shareholder approval at the next annual meeting of shareholders scheduled for May 30, 2003 (the "2003 Meeting") to increase authorized capital stock by an amount sufficient for Company to have enough shares authorized, un-issued and un-reserved to reserve sufficient numbers of shares of common stock to accommodate the conversion of the Note in accordance with its terms and to fulfill its obligations with respect to all conversion rights hereby and by the Note. Notwithstanding the foregoing, in the event that the Company does not obtain approval for the increase in the authorized capital stock at the 2003 Meeting, the Company shall use its best efforts to ensure the reservation of sufficient shares of Common Stock by decreasing the number of Shares reserved for future grants of options to purchase the Company's Common Stock. If the Company has been unable to reserve sufficient shares of Common Stock within six
(6) months from the date of the 2003 Meeting, the Purchaser shall have the right to require the Company to repay to the Purchaser a pro-rata amount of the Principal Amount of the Note, based on the number of shares of Common Stock that have not been reserved for the conversion of the Note as of such date, and the Company shall repay such portion of the Principal Amount, and accrued interest calculated as at the date of repayment, within thirty (30) days of a notice to that effect from the Purchaser, and in the event of such partial repayment, the number of Conversion Rights that can vest pursuant to the Note shall be reduced by such amount repaid, provided however, that if certain Conversion Rights are no longer capable of vesting, the shortfall shall be first allocated against these Conversion Rights that can no longer vest.

         (f) Reporting Status. Until the later of (i) the date as of which the Purchaser may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) and (ii) the last date on which the Note remains outstanding (the "Reporting Period"), the Company shall file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination, other than as a result of a Change of Control (as such term is defined in the Note), provided that the Company is in compliance with the terms of the Note with respect to such Change of Control.

         (g) Listing. The Company shall promptly secure the listing of all of the Conversion Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance, as required by each such national securities exchange and automated quotation system) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable under the terms of the Transaction Documents. The Company shall use all reasonable efforts to maintain the Common Stock's authorization for quotation on the Nasdaq National Market (the "Principal Market"). Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock from the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this
Section 4(g).

         (h) Redemptions and Dividends. For so long as the Note is outstanding, without the prior written approval of the Purchaser, the Company shall not repurchase, redeem, or declare or pay any cash dividend or distribution on, any shares of capital stock of the Company.

         (i) Right of First Refusal. As long as the Note is outstanding, the Purchaser has the right of first refusal to purchase its Pro Rata Share (as defined below), of all (or any part) of any "New Securities" (as defined below) that the Company may from time to time issue after the date of this Agreement until the second anniversary of the Closing Date. Purchaser's "Pro Rata Share" for purposes of this right of first refusal is the ratio of (a) the number of Conversion Shares held by Purchaser or subject to any unconverted portion of the Note at the time of the issuance of such New Securities, to (b) the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all outstanding convertible or exercisable securities, options or warrants, other than options issued to officers, directors, employees, consultants, contractors or advisors under any employee or director benefit plan or any other purchase plan, stock grant or other agreement); provided, however, that the Purchaser's right of first refusal shall be limited pursuant to the requirements of the Marketplace Rules of the Nasdaq National Market as amended from time to time.

                  (1) New Securities. "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such capital stock; provided, however, that the term "New Securities" does not include: (i) capital stock issued or issuable upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) capital stock issued or issuable to officers, directors, employees, consultants, contractors or advisors upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or director benefit plan of the Company now existing or to be implemented in the future or any other purchase plan, stock grant or other agreement, approved by a committee of independent directors of the Company or the Company's Board of Directors;

(iii) the Conversion Shares; (iv) any securities issued to strategic partners
(A) investing in connection with a commercial relationship with the Company or
(B) providing the Company with equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar transaction; or (v) any securities issued in connection with the acquisition of a business pursuant to an asset purchase, securities purchase, merger or similar transaction.

                  (2) Procedures. In the event that the Company proposes to undertake an issuance of New Securities, it shall give to Purchaser a written notice of its intention to issue New Securities (the "Pro Rata Rights Notice"), describing the type of New Securities and the price and the general terms upon which the Company proposes to issue such New Securities. Purchaser shall have fifteen (15) Business Days from the date such Pro Rata Rights Notice is delivered hereunder, to agree in writing to purchase Purchaser's Pro Rata Share of such New Securities for the price and upon the general terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed Purchaser's Pro Rata Share). If Purchaser fails to so agree in writing within such fifteen (15) Business Day period to purchase its full Pro Rata Share of an offering of New Securities, then Purchaser shall forfeit the right hereunder to purchase that part of his Pro Rata Share of such New Securities that he, she or it did not so agree to purchase. "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which the banking institutions in the State of New York are authorized or obligated by law or executive order to close or be closed.

                  (3) Failure to Exercise. In the event that the Purchaser fails to exercise in full the right of first refusal within such fifteen (15) Business Day period, then the Company shall have one hundred twenty (120) days thereafter to sell the New Securities with respect to which the Purchaser's right of first refusal hereunder was not exercised, at a price and upon general terms not materially more favorable to the purchasers thereof than specified in the Pro Rata Rights Notice. In the event that the Company has not issued and sold the New Securities within such one hundred twenty (120) day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Purchaser pursuant to this Section 4(i).

         (j) No Encumbrance of Property. For so long as the Note is outstanding, without the prior written approval of the Purchaser, the Company shall not create, incur, assume or suffer to exist any mortgage, pledge, lien, security interest or other encumbrance of any kind on the Property (as defined in the Deed of Trust) except for (i) liens for taxes, assessments, fees and other governmental charges, and for claims the payment of which is not yet overdue or is being contested in good faith (and for which adequate reserves have been established by the Company on its books in conformity with GAAP), (ii) statutory liens of landlords, carriers, warehousemen, processors, mechanics, materialmen or suppliers incurred in the ordinary course of business and securing amounts not yet due or declared to be due by the claimant thereunder;
(iii) liens or security interests in favor of Purchaser or its affiliates; (iv) zoning restrictions and easements, licenses, covenants and other restrictions affecting the use of real property that do not individually or in the aggregate have a material adverse effect on the ability of the Company and its Subsidiaries to use such real property for its intended purpose in connection with its business; or (v) matters disclosed in the title insurance report relating to the Property prepared by First American Title Company in October 2002 in connection with the issuance of the S&F Note.

         (k)      Regulatory Filings; Reasonable Efforts.

                  (i) Regulatory Filings. Each of the Company and Purchaser shall coordinate and cooperate with one another and shall each use all reasonable efforts such that as promptly as practicable after the date hereof, each of the Company and Purchaser shall make all filings reasonably determined by the parties to be required by any governmental entity in connection with the issuance of the Note and the Conversion Shares and the transactions contemplated hereby, including, without limitation, (i) Notification and Report Forms with the United States Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Department of Justice ("DOJ") as required by the HSR Act, (ii) other comparable filings pursuant to the merger notification or control laws of any applicable jurisdiction, as agreed by the parties hereto and
(iii) any filings required under the Securities Act, the Exchange Act, any applicable state or securities or "blue sky" laws and the securities laws of any foreign country, or any other legal requirement relating to the issuance of the Note and the Conversion Shares. Each of the Company and Purchaser will cause all documents that it is responsible for filing with any governmental entity under this Section 4(k) to comply in all material respects with all applicable legal requirements. Purchaser agrees to pay the expenses associated with each such Regulatory Filing.

                  (ii) Exchange of Information. The Company and Purchaser each shall promptly supply the other with any information that may be required in order to effectuate any filings or application pursuant to Section 4(k)(i). Except where prohibited by applicable legal requirements, each of the Company and Purchaser shall consult with the other prior to taking a position with respect to any such filing, shall consider in good faith the views of one another in connection with any analyses, appearances, presentations, memoranda, briefs, papers, arguments, opinions and proposals before making or submitting any of the foregoing to any governmental entity by or on behalf of any party hereto in connection with any investigations or proceedings in connection with this Agreement or the transactions contemplated hereby (including under any antitrust or fair trade legal requirement), coordinate with the other in preparing and exchanging such information and promptly provide the other with copies of all filings, presentations or submissions (and a summary of any oral presentations) made by such party with any governmental entity in connection with this Agreement or the transactions contemplated hereby, provided that with respect to any such filing, presentation or submission, each of the Company and Purchaser need not supply the other with copies (or in case of oral presentations, a summary) to the extent that any law, treaty, rule or regulation of any governmental entity applicable to such party requires such party or its subsidiaries to restrict or prohibit access to any such properties or information.

                  (iii) Notification. Each of the Company and Purchaser will notify the other promptly upon the receipt of (i) any comments from any officials of any governmental entity in connection with any filings made pursuant hereto and (ii) any request by any officials of any governmental entity for amendments or supplements to any filings made pursuant to, or information provided to comply in all material respects with, any legal requirements. Whenever any event occurs that is required to be set forth in an amendment or supplement to any filing made pursuant to Section 4(k)(i), the Company or Purchaser, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the applicable governmental entity such amendment or supplement.

                  (iv) Limitation on Divestiture. Notwithstanding anything in this Agreement to the contrary, nothing contained in this Agreement shall be deemed to require the Company or Purchaser or any subsidiary or affiliate thereof to agree to any divestiture by itself or any of its affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and stock.

         SECTION 5. CONDITIONS TO THE COMPANY'S OBLIGATION TO CLOSE The obligation of the Company to issue and sell the Note to the Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing Purchaser with prior written notice thereof:

         (a) Transaction Documents. Purchaser shall have executed each of the Transaction Documents to which it is a party and delivered the same to First American Title Insurance Company ("Title Company"), 1737 North First Street, Suite 100, San Jose CA 95112 (other than this Agreement, which shall have been delivered to the Company), and the Title Company shall have issued or committed to issue to Purchaser Title Company's lender's policy of title insurance (ALTA 1970 form) for $10,560,000, insuring the first lien priority of the Deed of Trust, such policy of title insurance to be in conformity with the Proforma Policy attached hereto as Exhibit F, provided that Purchaser shall be the beneficiary.

         (b) Payment of Purchase Price. Purchaser shall have delivered to the Company the purchase price for the Note being purchased by such Purchaser at the Closing by the Closing Date by wire transfer of immediately available funds pursuant to the wire instructions attached hereto as Schedule A.

         (c) Representations and Warranties; Covenants. The representations and warranties of the Purchaser shall be true, correct and complete in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true, correct and complete as of such date)), and the Purchaser shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

         SECTION 6. CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE. The obligation of Purchaser hereunder to purchase the Note from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Purchaser's sole benefit and may be waived by Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

         (a) Transaction Documents. The Company shall have (i) executed each of the Transaction Documents and delivered the same to the Title Company (other than this Agreement, which shall have been delivered to the Purchaser),
(ii) executed and delivered the Deed of Trust in the form attached hereto as Exhibit D to the Title Company, for recordation in the Office of the Recorder of Santa Clara County, and the Title Company shall have issued or committed to issue to Purchaser Title Company's lender's policy of title insurance (ALTA 1970 form) for $10,560,000, insuring the second lien priority of the Deed of Trust, such policy of title insurance to be in conformity with the Proforma Policy attached hereto as Exhibit F, provided that Purchaser shall be the beneficiary, and (iii) executed and delivered the Security Agreement in the form attached hereto as Exhibit E.

         (b) No Delisting of Common Stock. The Common Stock (i) shall be designated for quotation or listed on the Nasdaq National Market (the "Principal Market") and (ii) shall not have been suspended by the Commission or the Principal Market from trading on the Principal Market nor shall suspension by the Commission or the Principal Market have been threatened either (A) in writing by the Commission or the Principal Market or (B) by the Company falling below the minimum listing maintenance requirements of the Principal Market; and the Conversion Shares issuable upon conversion of the Note (without regard to any limitations on conversions) shall be designated for quotation or listed upon the Principal Market.

         (c) Representations and Warranties; Covenants. The representations and warranties of the Company shall be true, correct and complete in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true, correct and complete as of such date)) and the Company shall have performed, satisfied and complied with in all respects the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate, executed by the principal financial officer of the Company, dated as of the Closing Date, to the foregoing effect.

         (d) Reservation of Common Stock. As of the Closing Date or as soon as possible thereafter, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Note, 3,000,000 shares of its Common Stock and shall have sufficient authorized and unissued shares of Common Stock to reserve such amount. If such condition is waived, in whole or in part, by the Purchaser, or if an extension to fulfill the same is granted, Section 4(e) shall be applicable.

         (e) Good Standing Certificates. The Company shall have delivered to Purchaser a certificate evidencing the incorporation and good standing of the Company in Massachusetts issued by the Secretary of the Commonwealth of Massachusetts as of a date within ten days of the Closing Date and a certified copy of the Company's articles of organization, certified by the Secretary of the Commonwealth of Massachusetts, as of a date within ten days of the Closing Date.

         (f) Certificate of the Clerk. The Company shall have delivered to such Purchaser a certificate of the Clerk of the Company, in the form attached hereto as Exhibit G and dated as of the Closing Date, certifying as to adoption without subsequent modification or amendment of the form of resolutions of the Board of Directors of the Company consistent with Section 3(b) of this Agreement and certifying as to the Company's articles of organization and by-laws, each as in effect at the Closing.

         (g) Filings; Authorizations. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws, except for any filings that may be made after the Closing.

         (h) No Injunctions. No temporary restraining order, preliminary or permanent injunction or other order or decree, and no other legal restraint or prohibition shall exist which prevents or arguably prevents the consummation of the transactions contemplated by the Transaction Documents, nor shall any proceeding have been commenced or threatened with respect to the foregoing.

         (i) No Material Adverse Effect. Between the time of execution of this Agreement and the Closing Date, no Material Adverse Effect shall occur or become known (whether or not arising in the ordinary course of business).

         (j) Canadian Securities Clearance. The Company shall have received an order, in a form reasonably acceptable to the Purchaser, from the Quebec Securities Commission granting relief from the registration and prospectus requirements under the securities laws of the Province of Quebec in connection with the issuance by the Company of the Note to the Purchaser, which order shall not impose any restrictions or conditions on (i) the conversion of the Note, or
(ii) the sale of any or all of the shares of Common Stock underlying the Note provided that such sale is through an exchange or market outside of the Province of Quebec.

         (k) Approval by the Company's Board of Directors. The Transaction Documents shall have been approved by the Board of Directors of the Company, in the form hereof and, if attached as an Exhibit hereto, in the form so attached, at a general or special meeting in accordance with Company by-laws, and other requirements.

         SECTION 7. MISCELLANEOUS.

         (a) Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be deemed to be a contract made under the laws of the State of California, and for all purposes shall be, governed by, and considered in accordance with, the law of the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Santa Clara County, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         (b) Counterparts. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         (c) Headings. The headings of this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (d) Entire Agreement. This Agreement, the Note and the documents referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Note, the Registration and Standstill Agreement and the Voting Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

         (e) Amendments. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and Purchaser.

         (f) Waivers. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Purchaser. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         (g) Expenses. Except as otherwise provided herein, the Company and Purchaser shall bear their own legal and other expenses with respect to this Agreement and the transactions contemplated hereby.

         (h) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided that such notice is also delivered via regular mail; or (iii) 1 Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                                Sipex Corporation
                                233 South Hillview Drive
                                Milpitas, CA 95035
                                Telephone:  (408) 935-7608
                                Facsimile:  (408) 935-7678
                                Attention:  Phil Kagel, CFO

         with a copy to:

                                Wilson Sonsini Goodrich & Rosati
                                650 Page Mill Road
                                Palo Alto, CA 94304
                                Telephone:  (650) 493-9300
                                Facsimile:  (650) 493-6811
                                Attention:  Robert G. Day

         If to Purchaser, to its address and facsimile number set forth on the signature page hereto executed by it, with copies to such Purchaser's representatives as set forth thereon, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party 5 days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttal evidence of personal service, receipt by facsimile, receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

         (i) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         (j) Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         (k) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         (l) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. Purchaser may assign its rights under this Agreement to any person or persons to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the Purchaser.

         (m) Survival. Unless this Agreement is terminated under Section 8(o) of this Agreement, the representations and warranties of the Company and the Purchaser contained in Sections 2 and 3 of this Agreement and the agreements and covenants set forth in Sections 3, 4 and 5 of this Agreement shall survive until such time as no Securities remain outstanding. Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

         (n) Publicity. On or promptly following the Closing Date, the Company shall file a Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act, and attaching the material Transaction Documents (including, without limitation, this Agreement and the form of Note, Registration and Standstill Agreement and Voting Agreement as exhibits to such filing (including all attachments, the "8-K Filing"). Subject to the foregoing, neither the Company nor Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of Purchaser (although the Purchaser shall be consulted by the Company in connection with any such press release prior to its release and shall be given the opportunity to review its contents), to make any press release or other public disclosure with respect to such transactions
(i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations. Each of the Company and the Purchaser shall have the right to approve before issuance any press releases or any other public statements by the other party with respect to the transactions contemplated by the Transaction Documents.

         (o) Termination. In the event that the Closing shall not have occurred with respect to the Purchaser on or before 30 Business Days from the date hereof due to the Company's or such Purchaser's failure to satisfy the conditions set forth in Sections 6 and 7 of this Agreement (and the nonbreaching party's failure to waive such unsatisfied conditions), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any non-breaching party to any other party, and the Company shall return any and all funds paid hereunder to the Purchaser no later than the close of business on the Business Day following such termination; provided, however, that if this Agreement is terminated pursuant to this Section 8(o).

         (p) Remedies. Purchaser and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Purchaser. The Company therefore agrees that the Purchaser shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

         IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                                   "COMPANY"

                                   SIPEX CORPORATION

                                   By: /s/ Walid Maghribi
                                       -----------------------------------------
                                   Name:   Walid Maghribi
                                   Title:  Chief Executive Officer and President

                 [Signature of the Purchaser on Following Page]

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                   "PURCHASER"

                                   ALONIM INVESTMENTS INC.

                                   By: /s/ Guy Lavergne
                                       -----------------------------------------
                                        (signature of authorized representative)

                                       Name:   Guy Lavergne

                                       Its: Attorney

                                       Address: 237 Hymus; Montreal, Quebec,
                                                Canada H9R 5C7

                                       Telephone: 514-694-7710

                                       Fax: 514-694-7515

                                       Tax I.D. or SSN: ________________________

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                    EXHIBIT A

                                  FORM OF NOTE

                                    EXHIBIT B

                  FORM OF REGISTRATION AND STANDSTILL AGREEMENT

                                    EXHIBIT C

                            FORM OF VOTING AGREEMENT

                                    EXHIBIT D

                              FORM OF DEED OF TRUST

                                    EXHIBIT E

                           FORM OF SECURITY AGREEMENT

                                    EXHIBIT F

                                 PROFORMA POLICY

                                    EXHIBIT G

                            CERTIFICATE OF THE CLERK

                                   SCHEDULE A

                                WIRE INSTRUCTIONS